UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 10, 2007

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                           Ibis Technology Corporation
             (Exact name of Registrant as Specified in its Charter)

         Massachusetts            000-26824                    04-2987600
 (State or other jurisdiction    (Commission                (I.R.S. Employer
       of incorporation)         File Number)              Identification No.)

                              32 Cherry Hill Drive
                          Danvers, Massachusetts 01923
                    (Address of Principal Executive Offices)

                                 (978) 777-4247
              (Registrant's telephone number, including area code)

                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

     On December 10, 2007, Ibis Technology Corporation (the "Company") received a letter from the Nasdaq Stock Market advising that for the previous 30 consecutive business days, the bid price of the Company's common stock (the "Common Stock") had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Global Market pursuant to Nasdaq Marketplace Rule 4450(a)(5). This notification has no effect on the listing of the Common Stock at this time.

     Nasdaq stated in its letter that in accordance with Nasdaq Marketplace Rule 4450(e)(2), the Company will be provided 180 calendar days, or until June 9, 2008, to regain compliance with the minimum bid price requirement. The Nasdaq letter also states that if, at any time before June 9, 2008, the bid price of the Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Nasdaq staff will provide the Company with written notification that it has achieved compliance with the minimum bid price requirement.

     If the Company does not regain compliance with the minimum bid price requirement by June 9, 2008, the Nasdaq staff will provide the Company with written notification that the Common Stock will be delisted from the Nasdaq Global Market. At that time, the Company may appeal the delisting determination to a Nasdaq Listings Qualifications Panel pursuant to applicable Nasdaq rules. Alternatively, Nasdaq Marketplace Rule 4450(i) may permit the Company to transfer the Common Stock to the Nasdaq Capital Market if the Common Stock satisfies all criteria, other than compliance with the minimum bid price requirement, for initial inclusion on such market. In the event of such a transfer, the Nasdaq Marketplace Rules provide that the Company will be afforded an additional 180 calendar days to comply with the minimum bid price requirement while listed on the Nasdaq Capital Market.

     On December 12, 2007, the Company issued the press release attached to this Current Report as Exhibit 99.1.



Item 9.01.  Financial Statements and Exhibits

      (d) Exhibits.

      Exhibit No.      Description

         99.1          Press Release



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                                         SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     IBIS TECHNOLOGY CORPORATION


Date:  December 12, 2007
                                            By:  /William J. Schmidt
                                                 -------------------------------
                                                Name:  William J. Schmidt
                                                Title:  Chief Financial Officer



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                                  EXHIBIT INDEX

      Exhibit No.      Description
         99.1          Press Release